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Exhibit 10.6

MONOLITHIC SYSTEM TECHNOLOGY, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

    1.  Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.  Definitions.

      "Board" shall mean the Board of Directors of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Common Stock" shall mean the Common Stock of the Company.

      "Company" shall mean Monolithic System Technology, Inc. and any Designated Subsidiary of the Company.

      "Compensation" shall mean all base, straight-time gross salary, commissions and payments for overtime.

      "Designated Subsidiary" shall mean a Subsidiary designated by the Board.

      "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

      "Enrollment Date" shall mean the first day of each Offering Period.

      "Exercise Date" shall mean the last Trading Day of the six-month period following the Enrollment Date and the last Trading Day of each Offering Period. The first Exercise Date under the Plan shall be the first Trading Day on or after January 1, 2002.

      "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

        (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

        (2) If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

        (3) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Board.

        (4) For purposes of the Enrollment Date under the Initial Offering Period, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

      "Initial Offering Period" shall mean the period beginning upon the date on which the Common Stock is priced for the initial public offering and the agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock is executed, and ending on the third Enrollment Date; provided that the Board shall designate a subsequent start date for the Initial Offering Period applicable to employees of an entity that becomes a parent or Designated Subsidiary of the Company during the Initial Offering Period.

      "Offering Periods" shall mean overlapping twelve (12)-month periods during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the last Trading Day in the period ending twelve months later. The duration and timing of Offering Periods, including the Initial Offering Period, may be changed pursuant to Section 4 of this Plan.

      "Plan" shall mean this 2000 Employee Stock Purchase Plan.

      "Purchase Period" shall mean each of two six-month periods during an Offering Period, the first commencing on the Enrollment Date and ending with the first Exercise Date during the Offering Period and the second commencing on the first Exercise Date during the Offering Period and ending on the second Exercise Date during the Offering Period.

      "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

      "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

      "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision.

      "Subsidiary" shall mean a "subsidiary corporation," as that term is defined in Section 424(f) of the Code.

      "Trading Day" shall mean a day on which national stock exchanges or The Nasdaq Stock Market, as applicable, are open for trading.

    3.  Eligibility.

      (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan for the Offering Period corresponding to such Enrollment Date.

      (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if (i) immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) the option would cause his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4.  Offering Periods.  Except as otherwise provided pursuant to the Plan, the Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19. The Initial Offering Period shall begin as set forth in Section 2. No Offering Period other than the Initial Offering Period shall commence prior to the closing of the Company's initial public offering or the effective date of the initial registration statement for the shares of Common Stock to be offered and sold under the Plan filed on SEC Form S-8 (the "Form S-8 Registration Statement"). The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

    5.  Participation.

      (a) Any individual who is an Employee on the Enrollment Date of the Initial Offering Period shall be automatically enrolled in the Initial Offering Period. Each participant in the Initial Offering Period will purchase, on each Exercise Date during the Initial Offering Period, a number of shares of Common Stock determined pursuant to Section 7 by lump sum payment of cash to the Company prior to such Exercise Date.

      (b) An eligible Employee may become a participant in any Offering Period other than the Initial Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

    6.  Payroll Deductions.

      (a) At any time (i) after the effective date of the Form S-8 Registration Statement and (ii) within five (5) business days from the effective date of the Form S-8 Registration Statement (the "Enrollment Window"), a participant in the Initial Offering Period shall be entitled to complete and deliver to the Company's payroll office a subscription agreement in the form of Exhibit A to this Plan authorizing payroll deductions on each payroll date during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each payroll date during the Offering Period. Delivery of a subscription agreement within the Enrollment Window will terminate any obligation of the participant to purchase shares by lump sum payment as provided in Section 5(a).

      (b) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payroll date during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each payroll date during the Offering Period.

      (c) Payroll deductions for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10; provided, however, that for the Initial Offering Period, payroll deductions shall commence on the first payroll date on or following the end of the Enrollment Window.

      (d) All payroll deductions made for a participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any payment into such account other than by means of payroll deductions.

      (e) A participant may discontinue his or her participation in the Plan as provided in Section 10. A participant can change the rate of payroll deduction by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective in the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement, unless the Company elects in its sole discretion to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods, unless terminated as provided in Section 10.

      (f)  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

      (g) Each participant who purchases shares of Common Stock under the Plan shall thereby be deemed to have agreed that the Company or the Subsidiary that employs the participant shall be entitled to withhold, from any other amounts that may be payable to the participant at or around the time of the purchase, such federal, state, local and foreign income, employment and other taxes which may be required to be withheld under applicable laws. In lieu of such withholding, the Company or such subsidiary may require the participant to remit such taxes to the Company or such Subsidiary as a condition of the purchase.

    7.  Grant of Option.  On each Enrollment Date, each eligible Employee participating in the Offering Period shall be granted an option to purchase, on each applicable Exercise Date during such Offering Period, at the applicable Purchase Price, up to a number of shares of the Company's Common Stock determined by dividing (a) such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by (b) the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12; and provided further that, with regard to purchases by Employees who do not submit a subscription agreement within the Enrollment Window on each Exercise Date during the Initial Offering Period, the amount in (a) above shall be deemed to be 10% of such Employee's Compensation during the applicable Purchase Period.

    8.  Exercise of Option.  Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account or by lump sum payment of cash as provided in Section 5(a), if applicable. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share of Common Stock shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9.  Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

    10.  Withdrawal; Termination of Employment.

      (a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant, and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

      (b) Upon a participant's ceasing to be an Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant's option will be automatically terminated.

    11.  Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

    12.  Stock.

      (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of either (i) 100,000 shares or (ii) one percent of the outstanding shares on such date, or a lesser amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

      (b) No participant will have any interest or voting right in shares covered by his or her option until such option has been exercised.

      (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, at the participant's election.

    13.  Administration.

      (a)  Administrative Body.  The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision, and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

      (b)  Rule 16b-3 Limitation.  Notwithstanding the provisions of subsection (a) of this Section 13, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested," as that term is used in Rule 16b-3.

    14.  Designation of Beneficiary.

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

      (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15.  Transferability.  Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to the receipt of shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, and the Company shall treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

    16.  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    17.  Reports.  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    18.  Adjustments Upon Changes in Capitalization. Dissolution, Liquidation, Merger or Asset Sale.

      (a)  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Reserves and the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

      (c)  Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For the purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

    19.  Amendment or Termination.

      (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 or this Section 19, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 or this Section 19, no amendment may make any change in any option previously granted which adversely affects the rights of any participant with regard to such previously issued option. To the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

      (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amounts withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    20.  Notice.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    22.  Term of Plan.  The Plan shall become effective upon the date on which the agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock is executed and the Common Stock is priced for the initial public offering, and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

    23.  Automatic Transfer to Low Price Offering Period.  To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

EXHIBIT A

MONOLITHIC SYSTEM TECHNOLOGY, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

FORM OF SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:

Change in Payroll Deduction Rate

Change of Beneficiary(ies)

  1.
                       hereby elects to participate in the Monolithic System Technology, Inc. 2000 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

  2.
  I hereby authorize payroll deductions from each paycheck in the amount of          % of my Compensation (from 1% to 10%) on each payroll date during the Offering Period in accordance with the Plan.

  3.
  I understand that payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that, if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

  4.
  I have received a copy of the Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

  5.
  Shares purchased for me under the Plan should be issued in the name(s) of (Employee, or Employee and spouse only) :

  6.
  I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares, and I will make adequate provision for federal, state, or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation, including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the applicable holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

  7.
  I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

1

  8.
  In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Plan:

NAME: (Please print)

	(First)	(Middle)	(Last)
Relationship			Signature
Print Name
Address:

[Monolithic System Technology, Inc. ESPP Subscription Form]

2

Employee's Social Security Number:

Employee's Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee
Spouse's Signature (If beneficiary other than spouse)

[Monolithic System Technology, Inc. ESPP Subscription Form]

3

EXHIBIT B

MONOLITHIC SYSTEM TECHNOLOGY, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

    I am a participant in the Offering Period of the Monolithic System Technology, Inc. 2000 Employee Stock Purchase Plan which began on                    , 20    . I hereby notify the Company that I hereby withdraw from the Offering Period. I hereby direct the Company to pay me all the payroll deductions credited to my account with respect to such Offering Period. I understand and agree that my option for such Offering Period will be automatically terminated. I understand further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and I will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant

Signature

Date:

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MONOLITHIC SYSTEM TECHNOLOGY, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN
EXHIBIT A
EXHIBIT B